Solomon Technologies, Inc.
August 15, 2008

[Form of] Stock Option Agreement

Solomon Technologies, Inc., a Delaware corporation (the “Company”), hereby grants to [      ] (the “Optionee”) an option to purchase shares of its Common Stock, par value $0.001 per share (the “Common Stock”), subject to the following:

1. Grant of Option. The Company hereby grants to the Optionee the option to purchase from the Company upon the terms and conditions hereinafter set forth [seven hundred fifty thousand] [one million] shares of Common Stock (the “Option Shares”) at a purchase price of three cents ($0.03) per share (the “Option”). The date of grant of this Option is August 15, 2008 (“Date of Grant”).

2. Relationship to Plan. This Option is a non-qualified option that is not granted pursuant to the Company’s 2003 Stock Plan.

3. Option Term. The term of the Option and of this Option Agreement (the "Option Term") shall commence on the Date of Grant set forth above and shall terminate May 31, 2013 (the "Expiration Date"). As of the Expiration Date, all rights of the Optionee hereunder shall terminate.

4. Conditions of Exercise. The Option is fully vested and unconditionally exercisable as provided herein.

5. Termination of Services.

(a) If the services of the Optionee as a director of, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for any reason, then this Option may be exercised at any time within ninety (90) days after such termination. For purposes of this subsection (a), if the Optionee leaves the employ or services of the Company to become an employee or non-employee director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) that has assumed the obligation of the Company set forth in this Stock Option Agreement as a result of a corporate reorganization or the like, the Optionee shall not be considered to have terminated his or her employment or services.

(b) If the Optionee dies while serving as a non-employee director of or a consultant or advisor to, the Company or a subsidiary corporation of the Company, then this Option may be exercised by the estate of the Optionee, or by a person who acquired the right to exercise this Option by bequest or inheritance or by reason of the death of the Optionee, at any time within ninety (90) days after such death.

(c) If the Optionee ceases services because of (i) permanent and total disability as set forth in Option’s Amended 2008 Employment Agreement and Plan while employed by, or while serving as a non-employee director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then this Option may be exercised at any time within ninety (90) days after the Optionee’s termination of employment, termination of directorship or termination of consulting or advisory services, as the case may be, due to the disability.

6. Methods of Exercise. This Option shall be exercisable by a written notice in the form adopted by the Board or the Committee that specifies the number of shares to be purchased. The notice shall be accompanied by payment of the full amount of the option price (i) by cash or check payable to the Company, (ii) by the delivery to the Company of shares of the Company’s stock having a value equal to the exercise price, or (iii) by a combination of the foregoing. Upon receipt of such payment, the Company will thereafter deliver or cause to be delivered to the Optionee (or if any other individual or individuals are exercising this option, to such individual or individuals) at the office of the Company, a certificate or certificates for the number of shares with respect to which this Option is being exercised, registered in the name or names of the individual or individuals exercising the option; provided, however, that if any law or regulation or order of the Securities and Exchange Commission (“Commission”) or other body having jurisdiction in the premises shall require the Company or Optionee (or other individual or individuals exercising this option) to take any action in connection with the shares being purchased, the delivery of the certificate or certificates for such shares shall be delayed until such action has been taken.

7.  Piggyback Registration Rights. If at any time after the date hereof, the Company shall determine to prepare and file with the Commission a registration statement (“Registration Statement”) relating to an offering for its own account or the account of others of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send a written notice of such determination to Optionee and, if within ten calendar days after the date of delivery of such notice, Option shall so request in writing, the Company shall include in such registration statement all or any part of the shares of the Company’s common stock underlying the Option (“Underlying Shares”) as the Optionee requests to be registered so long as such Underlying Shares are proposed to be disposed in the same manner as those securities set forth in the registration statement; provided, however, if the offering is an underwritten offering and was initiated by the Company or at the request of a shareholder, and if the managing underwriters advise the Company that the inclusion of Underlying Shares requested to be included in the Registration Statement would cause an adverse effect on the success of any such offering, based on market conditions or otherwise (an “Adverse Effect”), then the Company shall be required to include in such Registration Statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (a) first, the securities of the Company and (b) second, the shares, including the Underlying Shares, of all shareholders, on a pro rata basis, requesting registration and whose shares the Company is obligated by contract to include in the Registration Statement; provided, further, however, to the extent that all of the Underlying Shares are not included in the initial Registration Statement, the Optionee shall have the right to request the inclusion of its Underlying Shares in subsequent Registration Statements until all such Shares have been registered in accordance with the terms hereof and all such Underlying Shares have been registered in accordance with the terms thereof. If the offering in which the Underlying Shares is being included in a Registration Statement is a firm commitment underwritten offering, unless otherwise agreed by the Company, the Optionee shall sell its Underlying Shares in such offering using the same underwriters and, subject to the provisions hereof, on the same terms and conditions as the other shares of Common Stock that are included in such underwritten offering. The Company shall use its best efforts to cause any Registration Statement to be declared effective by the Commission as promptly as is possible following it being filed with the Commission and to remain effective until all Underlying Shares subject thereto have been sold. All fees and expenses incident to the performance of or compliance with this Section 7 by the Company shall be borne by the Company whether or not any Underlying Shares are sold pursuant to the Registration Statement. The Company shall indemnify and hold harmless the Optionee to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, the “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included therein or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act of 1933, as amended (“Securities Act”), the Securities Exchange Act of 1934 or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 7, except to the extent, but only to the extent, that such untrue statements or omissions referred to in (i) above are based solely upon information regarding the Optionee furnished in writing to the Company by the Optionee expressly for use therein, or to the extent that such information relates to the Optionee or the Optionee’s proposed method of distribution of Underlying Shares and was reviewed and expressly approved in writing by the Optionee expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto. The rights of the Optionee under this Section 7 shall survive for so long as this Option is exercisable until all Underlying Shares have been either registered under a Registration Statement or been sold pursuant to an exemption to the registration requirements of the Securities Act.

8. Purchase for Investment. This Option is granted on the condition that the purchase of shares of Common Stock hereunder shall be for the account of the Optionee (or other individual or individuals exercising this option) for investment purposes and not with a view to the resale or distribution thereof, except that such condition shall be inoperative if the offering and sale of shares subject to the Option is registered under the Securities Act, or if in the opinion of counsel for the Company such shares may be resold without registration. At the time of any exercise of the Option, the Optionee (or other individual or individuals exercising this option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee’s (or such other individual’s) familiarity with restrictions on the resale of the shares under applicable securities laws.

9. Nontransferability of Option. This Option shall not be transferable by the Optionee otherwise than by will or the laws of descent or distribution, and this Option shall be exercisable during the Optionee’s lifetime only by him or her.

10. Governing Law and Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. It shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

11. Miscellaneous. The Optionee shall have no rights as a stockholder with respect to the shares subject to this Option until the exercise of the Option and the issuance of a stock certificate for the shares with respect to which the Option shall have been exercised. Nothing herein contained shall impose any obligation on the Company or the Optionee with respect to the Optionee’s employment by the Company. Nothing herein contained shall impose any obligation upon the Optionee to exercise the option.

IN WITNESS WHEREOF, the Company and the Optionee have caused this agreement to be executed on the date first above written.

SOLOMON TECHNOLOGIES, INC.

By:
Name:	Peter W. DeVecchis, Jr..
Title:	President

OPTIONEE